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                                                                   Exhibit 99.02

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 Series 1994-5

RECEIVABLES


Beginning of the Month Principal Receivables:             $  1,064,631,998.97
Beginning of the Month Finance Charge Receivables:        $     68,653,838.55
Beginning of the Month Discounted Receivables:            $              0.00
Beginning of the Month Total Receivables:                 $  1,133,285,837.52


Removed Principal Receivables:                            $              0.00
Removed Finance Charge Receivables:                       $              0.00
Removed Total Receivables:                                $              0.00


Additional Principal Receivables:                         $              0.00
Additional Finance Charge Receivables:                    $              0.00
Additional Total Receivables:                             $              0.00


Discounted Receivables Generated this Period:             $              0.00


End of the Month Principal Receivables:                   $  1,047,955,011.56
End of the Month Finance Charge Receivables:              $     70,363,212.60
End of the Month Discounted Receivables:                  $              0.00
End of the Month Total Receivables:                       $  1,118,318,224.16


Special Funding Account Balance                           $              0.00
Aggregate Invested Amount (all Master Trust Series)       $    869,854,164.00
End of the Month Seller Amount                            $    178,100,847.56
End of the Month Seller Percentage                                      17.00%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

       30-59 Days Delinquent                              $     35,127,075.03
       60-89 Days Delinquent                              $     26,277,709.05
       90+ Days Delinquent                                $     54,576,085.09
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       Total 30+ Days Delinquent                          $    115,980,869.17
       Delinquent Percentage                                           10.37%


Defaulted Accounts During the Month                       $      9,343,110.38
Annualized Default Percentage                                           10.53%


Principal Collections                                          120,288,547.33
Principal Payment Rate                                                  11.30%

Total Payment Rate                                                      12.29%

INVESTED AMOUNTS

       Class A Initial Invested Amount                    $    230,000,000.00
       Class B Initial Invested Amount                    $     20,000,000.00

INITIAL INVESTED AMOUNT                                   $    250,000,000.00

       Class A Invested Amount                            $    214,666,664.00
       Class B Invested Amount                            $     28,000,000.00

INVESTED AMOUNT                                           $    242,666,664.00

FLOATING ALLOCATION PERCENTAGE                                          25.31%
PRINCIPAL ALLOCATION PERCENTAGE                                         32.88%

MONTHLY SERVICING FEE                                     $        303,333.33

INVESTOR DEFAULT AMOUNT                                   $      2,365,105.61

CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                             89.61%

       Class A Finance Charge Collections                 $      4,591,216.18
       Other Amounts                                      $              0.00
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TOTAL CLASS A AVAILABLE FUNDS                             $      4,591,216.18


       Class A Monthly Interest                           $        999,988.88
       Class A Servicing Fee                              $        268,333.33
       Class A Investor Default Amount                    $      2,119,380.60

TOTAL CLASS A EXCESS SPREAD                               $      1,203,513.37

REQUIRED AMOUNT                                           $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             10.39%

       Class B Finance Charge Collections                 $        534,388.43
       Other Amounts                                      $              0.00

TOTAL CLASS B AVAILABLE FUNDS                             $        534,388.43

       Class B Monthly Interest                           $        135,333.33
       Class B Servicing Fee                              $         35,000.00

TOTAL CLASS B EXCESS SPREAD                               $        364,055.10


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                       $      1,567,568.47


       Excess Spread Applied to Required Amount           $              0.00

       Excess Spread Applied to Class A Investor          $              0.00
       Charge Offs

       Excess Spread Applied to Class B Items             $        245,725.01

       Excess Spread Applied to Class B Investor          $              0.00
       Charge Offs
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       Excess Spread Applied to Monthly Cash              $         12,714.72
       Collateral Fee

       Excess Spread Applied to Cash Collateral           $              0.00
       Account

       Excess Spread Applied to other amounts owed        $              0.00
       Cash Collateral Depositor


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                               $      1,309,128.74


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                         $      4,248,222.59

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO            $              0.00
SERIES 1994-5


       Excess Finance Charge Collections Applied to       $              0.00
       Required Amount

       Excess Finance Charge Collections Applied to       $              0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to       $              0.00
       Class B Items

       Excess Finance Charge Collections Applied to       $              0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to       $              0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to       $              0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to       $              0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --

       Base Rate (Current Month)                                         7.06%
       Base Rate (Prior Month)                                           7.00%
       Base Rate (Two Months Ago)                                        6.96%

THREE MONTH AVERAGE BASE RATE                                            7.01%

       Portfolio Yield (Current Month)                                  12.29%
       Portfolio Yield (Prior Month)                                    14.37%
       Portfolio Yield (Two Months Ago)                                 11.37%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     12.68%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                            92.00%

       Class A Principal Collections                      $     36,381,492.48

CLASS B PRINCIPAL PERCENTAGE                                             8.00%

       Class B Principal Collections                      $      3,163,608.06

TOTAL PRINCIPAL COLLECTIONS                               $     39,545,100.54



SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER         $              0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                     $     26,833,334.00
       Deficit Controlled Amortization Amount             $              0.00

CONTROLLED DISTRIBUTION AMOUNT                            $     26,833,334.00
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CLASS B AMORTIZATION --

       Controlled Amortization Amount                     $              0.00
       Deficit Controlled Amortization Amount             $              0.00


CONTROLLED DISTRIBUTION AMOUNT                            $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                 $     12,711,766.54
PRINCIPAL SHARING


INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                              $              0.00

CLASS B INVESTOR CHARGE OFFS                              $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                   $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                   $              0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                    $     30,216,666.20
       Available Cash Collateral Amount                   $     30,216,666.20

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                 $              0.00
       Class B Interest Rate Cap Payments                 $              0.00

TOTAL DRAW AMOUNT                                         $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                           $              0.00



                                               First USA Bank, NA,

                                               as Servicer


                                               By:   /s/ Tracie H. Klein
                                                  ------------------------------
                                                         Tracie H. Klein
                                                         First Vice President